INCOME TAXES	12 Months Ended
Jan. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES

The components of income (loss) before provision for income taxes for the years ended January 31, 2024, 2023, and 2022 were as follows:

	Year Ended January 31,
(in thousands)	2024	2023	2022
U.S.	$(11,360)	$(18,240)	$(9,596)
Non-U.S.	(1,899)	(78,755)	17,857
Total income before provision for income taxes	$(13,259)	$(96,995)	$8,261

The provision for income taxes for the years ended January 31, 2024, 2023, and 2022 consisted of the following:

	Year Ended January 31,
(in thousands)	2024	2023	2022
Current provision (benefit) for income taxes:
U.S. Federal	$(4,116)	$5,161	$—
U.S. State	(120)	204	(11)
Non-U.S.	5,738	7,546	12,668
Total current provision (benefit) for income taxes	1,502	12,911	12,657
Deferred provision (benefit) for income taxes:
U.S. Federal	(199)	2,155	(1,143)
U.S. State	(52)	(414)	53
Non-U.S.	(2,865)	(1,696)	6,950
Total deferred provision (benefit) for income taxes	(3,116)	45	5,860
Total provision for income taxes	$(1,614)	$12,956	$18,517

Although Cognyte is organized as an Israeli limited company, on November 24, 2020 Verint obtained a U.S. Tax Ruling that Cognyte will be treated as a United States corporation for U.S. federal income tax purposes. The reconciliation of the U.S. federal statutory rate to our effective tax rate on income before provision for income taxes for the years ended January 31, 2024, 2023, and 2022 was as follows:

	Year Ended January 31,
(dollars in thousands)	2024	2023	2022
U.S. federal statutory income tax rate	21.0%	21.0%	21.0%

Income tax provision at the U.S. federal statutory rate	$(2,785)	$(20,369)	$1,735
U.S. State income tax (benefit) provision	(172)	(156)	40
Non-U.S. tax rate differential	1,187	8,636	2,892
Tax incentives	(196)	(158)	(2,671)
Valuation allowances	2,267	7,450	12,731
Non-deductible expenses/non-taxable income	46	491	255
Business divestiture	111	7,372	—
Tax contingencies	(5,136)	6,286	2,056
Stock based and other compensation	954	1,102	898
U.S. tax effects of non-U.S. operations	2,162	2,316	540
Other, net	(52)	(14)	41
Total provision for income taxes	$(1,614)	$12,956	$18,517
Effective income tax rate	12.2%	(13.4)%	224.1%
The change in gross unrecognized tax benefits during fiscal year 2023 included an uncertain tax position that should have been recognized beginning in fiscal year 2019. The net unrecognized tax benefit associated with this uncertain tax position amounted to $4.7 million as of January 31, 2023, which was recognized as an out-period-correction in the fourth quarter of fiscal year January 31, 2023. In addition, as disclosed in Note “17. COMMITMENTS AND CONTINGENCIES”, since the uncertain tax position originated prior to the Spin-Off Date, we had indemnified Verint for this amount under the Tax Matters Agreement between Verint and Cognyte that became effective on the Spin-Off Date. The rollover impact of this out-of-period correction was not material, individually or in the aggregate, to any of the Company’s previously reported net loss, comprehensive loss, or basic and fully diluted loss per common share. During the fourth quarter of fiscal year ending January 31, 2024, the uncertain tax positions associated with Verint, as well as the corresponding indemnification asset, were reversed due to the expiration of the statute of limitations.

Our operations in Israel have been granted “Approved Enterprise” (“AE”) status by the Investment Center of the Israeli Ministry of Industry, Trade and Labor, and “Beneficial Enterprise” (“BA”) (after the 2005 Amendment) which makes us eligible for tax benefits under the Israeli Law for Encouragement of Capital Investments, 1959 (the “Investment Law”). Under the terms of the programs, income attributable to an “AE” or “BA” is exempt from income tax for a period of two years and is subject to a reduced income tax rate for the subsequent five to eight years, depending on the geographic location of the enterprise in Israel (generally 10% - 25%, depending on the percentage of non-Israeli investment in the company). Pursuant to Amendment 73 to the Investment Law adopted in 2017, a company located in the center of Israel which meets the conditions for Preferred Technological Enterprise (“PTE”), is subject to a 12% tax rate on the eligible income. Income not eligible for PTE benefits is taxed at the regular corporate income tax rate of 23%. We have examined the impact of Amendment 73 and the degree to which we will qualify as a PTE and have elected to adopt it to the extent we will generate taxable income as of January 31, 2021 onwards in which case we will enjoy reduced corporate tax rate of 12% on income that qualifies as “Preferred Technological Income”. In addition, certain operations in Cyprus qualify for favorable tax treatment under the Cypriot Intellectual Property Regime (“IP Regime”). This legislation exempts 80% of income and gains derived from patents, copyrights, and trademarks from taxation. These tax incentives decreased our effective tax rate by 0.4%, 0.1% and 32.3% for the years ended January 31, 2024, 2023, and 2022, respectively.
Deferred tax assets and liabilities consisted of the following at January 31, 2024 and 2023:

	January 31,
(in thousands)	2024	2023
Deferred tax assets:
Loss carryforwards	$18,100	$16,219
Accrued compensation	10,996	10,741
Capitalized research and development	5,080	5,192
Inventory	1,199	43
Accrued expenses	706	126
Operating lease liabilities	—	59
Exchange rate differences	400	105
Total deferred tax assets	36,481	32,485
Deferred tax liabilities:
Deferred revenue	(565)	(1,784)
Goodwill and other intangible assets	(6,242)	(5,884)
Depreciation of property and equipment	—	(150)
Operating lease right-of-use assets	—	(59)
Other, net	(417)	(790)
Total deferred tax liabilities	(7,224)	(8,667)
Valuation allowance	(28,293)	(26,026)
Net deferred tax liabilities	$964	$(2,208)

Recorded as:
Deferred tax assets	$2,928	$823
Deferred tax liabilities	(1,964)	(3,031)
Net deferred tax liabilities	$964	$(2,208)

We had net operating loss carryforwards of approximately $142.3 million as at January 31, 2024, of which $0.4 million related to U.S. carryforwards and $141.9 million related to non-U.S. carryforwards.

We currently intend to continue to indefinitely reinvest the earnings of our non-U.S. subsidiaries to finance non-U.S. activities to the extent distributions would result in an incremental tax cost. We have not provided tax on the outside basis difference of non-U.S. subsidiaries nor have we provided for any additional withholding or other tax that may be applicable should a future distribution be made from any unremitted earnings of non-U.S. subsidiaries. Due to complexities in the laws of the non-U.S. jurisdictions and the assumptions that would have to be made, it is not practicable to estimate the total amount of income and withholding taxes that would have to be provided on such earnings.

As required by the authoritative guidance on accounting for income taxes, we evaluate the realizability of deferred tax assets on a jurisdictional basis at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. Management assesses positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit the use of the existing deferred tax assets. In circumstances where there is sufficient negative evidence indicating that the deferred tax assets are not more likely than not realizable, we establish a valuation allowance.

A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended January 31, 2024 for our major operations in Israel. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of January 31, 2024, a valuation allowance of $2.3 million has been recorded against the deferred tax assets that we do not believe are more likely than not to be realized in the foreseeable future. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income are increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth. We have recorded valuation allowances in the amount of $28.3 million and $26.0 million at January 31, 2024 and 2023, respectively.
Activity in the recorded valuation allowance consisted of the following for the years ended January 31, 2024 and 2023:

	Year Ended January 31,
(in thousands)	2024	2023
Valuation allowance, beginning of year	$(26,026)	$(18,576)
Income tax provision	(2,267)	(7,450)
Valuation allowance, end of year	$(28,293)	$(26,026)

In accordance with the authoritative guidance on accounting for uncertainty in income taxes, differences between the amount of tax benefits taken or expected to be taken in our income tax returns and the amount of tax benefits recognized in our financial statements, determined by applying the prescribed methodologies of accounting for uncertainty in income taxes, represent our unrecognized income tax benefits, which we either record as a liability or as a reduction of deferred tax assets.

For the years ended January 31, 2024, 2023, and 2022 the aggregate changes in the balance of gross unrecognized tax benefits were as follows:

	Year Ended January 31,
(in thousands)	2024	2023	2022
Gross unrecognized tax benefits, beginning of year	$10,893	$10,517	$9,872
Increases related to tax positions taken during the current year	104	1,717	1,828
(Decreases) increases related to foreign currency exchange rates	(467)	(828)	256
Reductions for spin-off from Verint	—	—	(1,439)
Reductions for tax positions of prior years	(3,167)	—	—
Lapses of statutes of limitations	(80)	(513)	—
Gross unrecognized tax benefits, end of year	$7,283	$10,893	$10,517

As of January 31, 2024, we had $7.3 million of unrecognized tax benefits, $4.6 million of which, if recognized, would impact the effective income tax rate in future periods. If the remaining $2.7 million is recognized, it would be in the form of a net operating loss carryforward, which is expected to require a full valuation allowance based on present circumstances. We recorded $0.1 million, $0.6 million and $0.4 million of net tax expense for interest and penalties related to uncertain tax positions in our provision for income taxes for the years ended January 31, 2024, 2023, and 2022, respectively. The reduction of $3.2 million of uncertain tax positions of prior periods relates primarily to liabilities associated with tax assets that are not expected to be utilized prior to their expiration. Accrued liabilities for interest and penalties were $1.2 million and $1.4 million at January 31, 2024 and 2023, respectively. Interest and penalties (expense and/or benefit) are recorded as a component of the provision for income taxes in the consolidated financial statements.

Our income tax returns are subject to ongoing tax examinations in several jurisdictions in which we operate. In Israel, we are no longer subject to income tax examination for years prior to January 31, 2019. In the U.S., our federal returns are no longer subject to income tax examination for years prior to January 31, 2021.

We regularly assess the adequacy of our provisions for income tax contingencies. As a result, we may adjust the reserves for unrecognized tax benefits for the impact of new facts and developments, such as changes to interpretations of relevant tax law, assessments from taxing authorities, settlements with taxing authorities, and lapses of statutes of expiration. We believe that it is reasonably possible that the total amount of unrecognized tax benefits at January 31, 2024 could decrease by approximately $2.1 million in the next twelve months as a result of settlement of certain tax audits or lapses of statutes of limitation. Such decreases may involve the payment of additional taxes, the adjustment of certain deferred taxes including the need for additional valuation allowances and the recognition of tax benefits.